UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2023

C5 Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41205	86-3097106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Pennsylvania Ave NW, Ste #460

Washington, DC 20006 DC

(Address of principal executive offices, including zip code)

(202) 452-9133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	CXAC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	CXAC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CXAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 23, 2023, C5 Acquisition Corporation (the “Company”) received a late filer notification letter (the “Letter”) from the New York Stock Exchange (the “NYSE”) notifying that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”).

The NYSE notified the Company that, under NYSE rules, the Company will have six months from August 21, 2023 to file the Form 10-Q with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to that date by filing its Form 10-Q. If the Company fails to file the Form 10-Q within six months from the filing due date, the NYSE may, in its sole discretion, allow the Company’s securities to trade for up to an additional six months, depending on the specific circumstances. The Letter also notes that the NYSE may commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warrant.

As the Company reported in its Form 12b-25 filed with the SEC on August 14, 2023, the Form 10-Q could not be filed within the prescribed time period required for smaller reporting companies without unreasonable effort and expense, because the Company requires additional time to complete its financial statement preparation and review process. The Company continues to work diligently to complete and file the Form 10-Q as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

C5 ACQUISITION CORPORATION

Dated: August 29, 2023	By:	/s/ David Glickman
		Name:	David Glickman
		Title:	Chief Financial Officer